UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CALIBERCOS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CALIBERCOS INC. 8901 E. MOUNTAIN VIEW RD., SUITE 150 SCOTTSDALE, ARIZONA 85258 CALIBERCOS INC. 2024 Annual Meeting Vote by June 27, 2024 11:59 PM ET You invested in CALIBERCOS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 28, 2024. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V51856-P14109 Get informed before you vote View the Notice of Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K and Form 10-K/A, and Notice of Access online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 14, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 28, 2024 10:00 a.m. MST Crowne Plaza Phoenix Airport 4300 E. Washington Street Phoenix, Arizona 85034 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V51857-P14109 1. To elect six directors to serve for a one-year term ending as of the annual meeting in 2025: For Nominees: 01) John C. Loeffler, II 02) Jennifer Schrader 03) William J. Gerber 04) Michael Trzupek 05) Daniel P. Hansen 06) Lawrence Taylor 2. To approve the CaliberCos Inc. 2024 Equity Incentive Plan. For 3. To approve the CaliberCos Inc. 2024 Employee Stock Purchase Plan. For 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.